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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-5456, 333-38590, 333-39374, 333-53763, and
33-53899) of CLARCOR Inc. of our report dated May 26, 2004, relating to the financial statements and supplemental schedule of the CLARCOR Inc. 401(k) Retirement Savings Plan included in this Annual Report on Form 11-K.

/s/ BDO Seidman, LLP
Chicago, Illinois
July 9, 2004